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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT February 11, 2005
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-15502


                Delaware                                  11-3200514
       -------------------------                   -------------------------
        (State of Incorporation)                       (I.R.S. Employer
                                                      Identification No.)


      330 South Service Road, Melville, New York             11747
    ---------------------------------------------       ------------------
             (Address of principal                          Zip Code
              executive offices)


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

     The Compensation Committee of the Board of Directors (the "Committee") of Verint Systems Inc. (the "Company") established performance goals ("Performance Goals") for the year ended January 31, 2005 ("Fiscal 2004") and the bonus amount to be earned for achieving the Performance Goals (the "Targeted Bonus") for the Company's executives (the "Executives"), Dan Bodner (President and Chief Executive Officer) and Igal Nissim (Chief Financial Officer).

     The actual cash bonus amount payable to an Executive ranges from 0 percent to a maximum of 200 percent of the established Targeted Bonus and depends on whether performance met, exceeded or fell short of the established Performance Goals for the period. One half of the Executives' Targeted Bonus is based upon the Company's pro-forma net income for Fiscal 2004 and the other half is based upon the Company's revenue for the same period. The Targeted Bonus amount for Fiscal 2004 performance for Mr. Bodner is $275,000 and for Mr. Nissim is $135,000.

     On February 11, 2005, the Committee established Performance Goals and related Targeted Bonus for the year ended January 31, 2006 ("Fiscal 2005") for both of the Executives. The actual cash bonus amount payable to an Executive will range from 0 percent to a maximum of 200 percent of the established Targeted Bonus and depends on whether performance meets, exceeds or falls short of the established Performance Goals for the period. One half of the Executives' Targeted Bonus is based upon the Company's pro-forma net income for Fiscal 2005 and one half is based upon the Company's revenue for the same period. The Targeted Bonus amount for Fiscal 2005 performance for Mr. Bodner is $300,000 and for Mr. Nissim is $150,000.





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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VERINT SYSTEMS INC.



                                             By: /s/ Igal Nissim
                                                 -------------------------------
                                                 Name:  Igal Nissim
                                                 Title: Chief Financial Officer



Dated: February 15, 2005